Exhibit 99.2

Supplemental Operating & Financial Data September 2019 Ignite Medical Resort Northland Kansas City, MO

SUPPLEMENTAL INFORMATION 3Q 2019 COMPANY Company Information & Leadership 3 INVESTMENTS Execution of Growth Strategy 4 Real Estate Activities Acquisitions and Loan Originations 5 Joint Ventures 6 De Novo Development 7 Expansions and Renovations 8 Lease-Up and Lease-Up History 9-10 Capital Recycling 11 PORTFOLIO Portfolio Overview 12 Portfolio Metrics 13 Portfolio Diversification Geography, MSA, Age of Portfolio 14-15 Operators 16 Maturity 17 FINANCIAL Enterprise Value 18 Debt Metrics 19 Debt Maturity 20 Financial Data Summary 21-22 Income Statement Data 23 Consolidated Balance Sheets 24 Funds from Operations 25-26 GLOSSARY Glossary 27-28 Table TABLE OF CONTENTS 2 FORWARD - LOOKING STATEMENTS This supplemental information contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995 . Statements that are not purely historical may be forward - looking . You can identify some of the forward - looking statements by their use of forward - looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words . Forward - looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position . A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward - looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital ; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators ; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships . For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward - looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2018 and in our publicly available filings with the Securities and Exchange Commission . We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP INFORMATION This supplemental information contains certain non - GAAP information including EBITDA re , adjusted EBITDA re , FFO, FFO excluding non - recurring items, FAD, FAD excluding non - recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio . A reconciliation of this non - GAAP information is provided on pages 22 , 25 and 26 of this supplemental information, and additional information is available under the “Non - GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www . LTCreit . com .

SUPPLEMENTAL INFORMATION 3Q 2019 Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President, Chief Investment Officer Cece Chikhale Senior Vice President, Controller and Treasurer Doug Korey Senior Vice President, Managing Director of Business Development Peter Lyew Vice President, Director of Taxes LEADERSHIP Gibson Satterwhite Vice President, Asset Management Mandi Hogan Vice President, Marketing 3 Founded in 1992 , LTC Properties, Inc . (NYSE : LTC) is a self - administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale - leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending . LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof . Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income . To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle) . For more information, visit www . LTCreit . com . LTC PROPERTIES, INC. 2829 Townsgate Road Suite 350 Westlake Village, CA 91361 805 - 981 - 8655 www.LTCreit.com TRANSFER AGENT American Stock Transfer and Trust Company 6201 15 th Avenue Brooklyn, NY 11219 866 - 708 - 5586 BOARD OF DIRECTORS Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. ANALYSTS 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Mike Bowden Vice President, Investments Connor Siversky Berenberg Capital Markets John Kim BMO Capital Markets Corp. Daniel Bernstein CapitalOne Peter Martin JMP Securities, LLC Jordan Sadler KeyBanc Capital Markets, Inc. Haendel St. Juste Mizuho Securities Mike Carroll RBC Capital Markets Corporation Rich Anderson SMBC Nikko Securities Chad Vanacore Stifel, Nicolaus & Company, Inc. Todd Stender Wells Fargo Securities, LLC

SUPPLEMENTAL INFORMATION 3Q 2019 $9 $68 $44 $12 $112 $39 $22 $28 $15 $94 $109 $245 $185 $25 $414 $142 $103 $80 $60 $0 $75 $150 $225 $300 $375 $450 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 Development/Expansions/Renovations Total LTC Investment $1.5 Billion in Total Investments Underwritten EXECUTION OF GROWTH STRATEGY 4 INVESTMENTS (excludes non - controlling partners’ contributions)

SUPPLEMENTAL INFORMATION 3Q 2019 (1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments a nd contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10 - Q. (2) See page 7 for development activities. (3) We entered into a joint venture (“JV”) to develop, purchase and own seniors housing communities. During 2018, the JV purchase d l and for the development of a 78 - unit ALF/MC community for a total anticipated project cost of $18,108. Additionally during 2018, in a sale - leaseback transaction, the JV purchased an existing operational 89 - unit ILF commun ity adjacent to the ALF/MC community we are developing for $14,400. Upon completion of the development project, LTC’s economic interest in the real estate JV is approximately 88%. We account for the JV on a consolida ted basis. See page 6 for joint venture contributions. (4) We entered into a JV to purchase an existing operational 74 - unit ALF/MC community. The non - controlling partner contributed $919 of equity and we contributed $15,971 in cash. LTC’s economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions. (5) We acquired a 90 - bed post - acute skilled nursing center in Kansas City, MO. We also acquired a parcel of land and committed to d evelop a 90 - bed post - acute skilled nursing center in Independence, MO. (6) Escalates by 2% in December 2019 and annually thereafter. CONTRACTUAL # OF PROPERTY # BEDS/ DATE OF INITIAL PURCHASE PROPERTIES TYPE UNITS LOCATION OPERATOR CONSTRUCTION CASH YIELD PRICE 2018 5/11 1 UDP (2) 78 units Medford, OR Fields Senior Living 2018-2020 7.65% 600$ (3) 17,508$ (3) 6/28 2 MC 88 units Fort Worth & Frisco, TX Koelsch Communities 2014/2015 7.25% 25,200 — 8/30 1 ILF 89 units Medford, OR Fields Senior Living 1984/2005 6.75% 14,400 (3) — (3) 4 255 units 40,200$ 17,508$ 2019 1/31 1 ALF/MC 74 units Abingdon, VA English Meadows Senior Living 2015 7.40% 16,719$ (4) —$ 8/15 1 SNF (5) 90 beds Kansas City, MO Ignite Medical Resorts 2018 8.25% (6) 19,500 — 8/23 1 UDP (2)(5) 90 beds Independence, MO Ignite Medical Resorts 2019-2020 9.25% 2,622 14,752 3 74 units / 180 beds 38,841$ 14,752$ COMMITMENT (1) ADDITIONAL DATE LOAN ORIGINATIONS ACQUISITIONS (1) We funded additional loan proceeds of $7,400 and $7,125 and committed to fund $1,700 and $3,000 in capital improvements, res pec tively, under an existing mortgage loan. The loan is secured by four SNF properties in Michigan. See page 8 for the detail of remaining commitments for expansions and renovations. (2) Represents a mezzanine loan with a rate of 12.00% annually (8% paid in cash and 4% deferred during the first 46 months) which wa s originated in 4Q18 but funded in 1Q19. (3) We funded additional loan proceeds of $7,500 under an existing mortgage loan. The incremental funding bears interest at 9.41% , f ixed for two years, and escalating by 2.25% thereafter. REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS (DOLLAR AMOUNTS IN THOUSANDS) 5 STATED # OF PROPERTY # BEDS/ LOAN MATURITY FUNDED AT INTEREST PROPERTIES TYPE UNITS LOCATION TYPE DATE OPERATOR ORIGINATION ORIGINATION RATE 2018 3/1 1 SNF 112 beds Sterling Heights, MI (1) Mortgage Oct-2045 Prestige Healthcare 9,100$ 7,400$ 8.66% 8/31 1 SNF 126 beds Grand Haven, MI (1) Mortgage Oct-2045 Prestige Healthcare 10,125 7,125 9.41% 10/16 1 UDP-ALF/MC/ILF 204 units Atlanta, GA Mezzanine Dec-2023 Village Park Senior Living 6,828 — 12.00% (2) 3 238 beds/204 units 26,053$ 14,525$ 2019 6/20 2 SNF 205 beds East Lansing, MI (3) Mortgage Jan-2045 Prestige Healthcare 7,500$ 7,500$ 9.41% DATE INVESTMENTS

SUPPLEMENTAL INFORMATION 3Q 2019 (1) See page 7 and 8 for the development and renovation activities on a consolidated basis. (2) Represents a single joint venture with ownership in two properties. (1) Subsequent to September 30, 2019, the joint venture (“JV”) in which we hold our preferred equity investment signed a letter o f i ntent for the sale of the four properties comprising the JV. Concurrently, the JV is pursuing a refinancing alternative to take advantage of lower interest rates in today’s market. Based upon the information available to us regarding available alternatives and courses of action as of September 30, 2019, we performed a recoverability test on the carrying amount of our preferred equity investment and concluded the preferred equity inv estment was not impaired. REAL ESTATE ACTIVITIES – JOINT VENTURES (DOLLAR AMOUNTS IN THOUSANDS) 6 CONSOLIDATED JOINT VENTURES UNCONSOLIDATED JOINT VENTURES LTC LTC INVESTMENT PROPERTY # BEDS/ LTC FUNDED REMAINING YEAR LOCATION OPERATOR TYPE INVESTMENT PURPOSE UNITS LTC COMMITMENT TO DATE COMMITMENT (1) 2017 Cedarburg, WI Tealwood Senior Living UDP Owned Real Estate & Development 110 units 22,517$ 2,318$ 20,199$ 19,133$ 1,066$ 2017 Spartanburg, SC Affinity Living Group ALF Owned Real Estate 87 units 11,660 1,241 10,419 10,419 - 197 units 34,177 3,559 30,618 29,552 1,066 2018 Medford, OR Fields Senior Living (2) UDP Owned Real Estate & Development 78 units 18,108 1,081 17,027 8,592 8,435 2018 Medford, OR Fields Senior Living (2) ILF Owned Real Estate 89 units 14,400 2,857 11,543 11,543 — 167 units 32,508 3,938 28,570 20,135 8,435 2019 Abingdon, VA English Meadows Senior Living ALF/MC Owned Real Estate 74 units 16,895 919 15,976 15,976 — 438 units 83,580$ 8,416$ 75,164$ 65,663$ 9,501$ JOINT VENTURES INTEREST TOTAL NON-CONTROLLING CONTRIBUTIONCOMMITMENT TOTAL PROPERTY MATURITY # BEDS/ 3Q19 FUNDED REMAINING LOCATION PROPERTIES OPERATOR TYPE DATE UNITS FUNDING TO DATE COMMITMENT 2015 Peoria & Yuma, AZ 4 Senior Lifestyle ALF/MC/ILF Preferred Equity N/A 15.00% (1) 585 units 25,650$ 101$ 24,077$ 1,573$ INVESTMENT INVESTMENTCOMMITMENT YEAR TYPE COMMITMENTRETURN INVESTMENTS

SUPPLEMENTAL INFORMATION 3Q 2019 ESTIMATED CASH RENT CONTRACTUAL TOTAL TOTAL INCEPTION COMMITMENT # OF PROPERTY INITIAL CASH # BEDS/ INVESTMENT 3Q19 CAPITALIZED PROJECT BASIS REMAINING DATE YEAR LOCATION OPERATOR PROJECTS TYPE YIELD UNITS COMMITMENT (1) FUNDING (2) 2Q21 2018 Medford, OR Fields 1 ALF/MC 7.65% 78 units 18,108$ 1,726$ 314$ 9,987$ 8,435$ 4Q20 (4) 2019 Independence, MO Ignite 1 SNF 9.25% 90 beds 17,374 2,934 13 2,947 14,440 2 78 units / 90 beds 35,482$ 4,660$ 327$ 12,934$ 22,875$ COMMITMENT (3) TO DATE INTEREST/OTHER REAL ESTATE ACTIVITIES – DE NOVO DEVELOPMENT (DOLLAR AMOUNTS IN THOUSANDS) (1) Includes purchase of land and initial improvement funding, if applicable, and development commitment. (2) In addition to the 3Q19 funding above, we funded $3 on a property in Union, KY that was completed in 1Q19 and funded $21 on a pr operty in Cedarburg, WI that was completed in 2Q19. See Lease - Up on page 9. (3) Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized In ter est/Other.” (4) In August 2019, we acquired a parcel of land for $2,622 and committed to develop a 90 - bed post - acute skilled nursing center in I ndependence, MO. Completion is scheduled for the fall of 2020. 7 Weatherly Court Medford, OR INVESTMENTS

SUPPLEMENTAL INFORMATION 3Q 2019 (1) Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Intere st payment increases upon each funding. (2) Commitment is part of the total loan commitment secured by four properties in Michigan operated by Prestige Healthcare. Inte res t payment increases upon each funding. (3) Commitment is secured by two properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each fun din g. REAL ESTATE ACTIVITIES – EXPANSIONS & RENOVATIONS (DOLLAR AMOUNTS IN THOUSANDS) MORTGAGE LOANS OWNED (1) Rent payment increases upon each funding. (2) In addition to the 3Q19 funding above, we funded $95 to complete a capital improvement commitment on a property in Spartanbur g, SC in 3Q19. 8 CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 3Q19 FUNDED REMAINING TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD COMMITMENT FUNDING (2) TO DATE COMMITMENT — (1) 2017 Renovation Las Vegas, NV Fundamental 1 OTH 9.00% 5,550$ 120$ 1,142$ 4,408$ INCEPTION DATE YEAR ESTIMATED RENT CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 3Q19 FUNDED REMAINING YEAR TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD TO DATE COMMITMENT — (1) 2015 Expansion Rochester Hills , MI Prestige Healthcare 1 SNF 9.41% 11,500$ 286$ 2,468$ 9,032$ — (2) 2015 Renovation Farmington & Howell, MI Prestige Healthcare 2 SNF 9.41% 5,000 194 3,981 1,019 — (3) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 9.41% 4,500 206 4,141 359 — (2) 2018 Renovation Sterling Heights, MI Prestige Healthcare 1 SNF 8.66% 1,700 57 930 770 — (2) 2018 Renovation Grand Haven, MI Prestige Healthcare 1 SNF 9.41% 3,000 440 489 2,511 7 25,700$ 1,183$ 12,009$ 13,691$ INCEPTION DATE COMMITMENT FUNDING INTEREST ESTIMATED INVESTMENTS

SUPPLEMENTAL INFORMATION 3Q 2019 REAL ESTATE ACTIVITIES – LEASE - UP (DOLLAR AMOUNTS IN THOUSANDS) (1) Represents date of Certificate of Occupancy. (2) Total Investment for acquisitions includes closing costs and total development costs and excludes capitalized interest. (3) As a result of Anthem’s default under its master lease in 2017, Anthem is paying partial annual cash rent of $7.5 million thr oug h 2019. We receive regular financial performance updates from Anthem and continue to monitor Anthem’s performance obligations under the master lease agreement. (4) Certificate of occupancy was received in February 2019, however licensure was not received until April 2019. 9 DEVELOPMENT CONTRACTUAL DATE DATE OCCUPANCY AT COMMITMENT PROJECT # OF PROPERTY # BEDS/ INITIAL TOTAL ACQUIRED OPENED (1) 9/30/2019 YEAR TYPE LOCATION OPERATOR PROJECTS TYPE UNITS CASH YIELD INVESTMENT (2) Oct-2015 Dec-2017 77% 2015 Development Glenview, IL Anthem (3) 1 MC 66 units — (3) 16,467$ Oct-2016 Jun-2018 65% 2016 Development Oak Lawn, IL Anthem (3) 1 MC 66 units — (3) 14,997 Sep-2016 Feb-2019 71% 2016 Development Union, KY Carespring 1 SNF 143 beds 8.50% 23,345 Dec-2017 Feb-2019 (4) 16% 2017 Development Cedarburg, WI Tealwood 1 ALF/MC/ILF 110 units 7.50% 21,421 4 242 units/143 beds 76,230$ INVESTMENTS

SUPPLEMENTAL INFORMATION 3Q 2019 # OF MONTHS PROPERTY PROJECT # BEDS/ DATE DATE DATE TO PROPERTY LOCATION OPERATOR TYPE TYPE UNITS ACQUIRED OPENED (1) STABILIZED STABILIZATION Highline Place Littleton, CO Anthem MC Development 60 units May-2012 Jul-2013 Sep-2013 2 Willowbrook Place - Kipling Littleton, CO Anthem MC Development 60 units Sep-2013 Aug-2014 Dec-2015 16 Chelsea Place Aurora, CO Anthem MC Development 48 units Sep-2013 Dec-2014 Mar-2016 15 Greenridge Place Westminster, CO Anthem MC Development 60 units Dec-2013 Feb-2015 Feb-2017 24 Harvester Place Burr Ridge, IL Anthem MC Development 66 units Oct-2014 Feb-2016 Feb-2018 24 Vineyard Place Murrieta, CA Anthem MC Development 66 units Sep-2015 Aug-2016 Aug-2018 24 Porter Place Tinley Park, IL Anthem MC Development 66 units May-2015 Jul-2016 Jul-2018 24 Coldspring Transitional Care Center Cold Spring, KY Carespring SNF Development 143 beds Dec-2012 Nov-2014 Jun-2016 19 Hillside Heights Rehabilitation Suites Amarillo, TX Fundamental SNF Redevelopment 120 beds Oct-2011 Jul-2013 Aug-2013 1 Pavilion at Glacier Valley Slinger, WI Fundamental SNF Redevelopment 106 beds Feb-2015 Feb-2014 Feb-2016 24 Pavilion at Creekwood Mansfield, TX Fundamental SNF Acquisition 126 beds Feb-2016 Jul-2015 Feb-2017 12 Carmel Village Memory Care Clovis, CA Generations MC/ILF Acquisition 73 units Jun-2017 Sep-2016 Jun-2018 12 Carmel Village at Clovis Clovis, CA Generations ALF Acquisition 107 units Jun-2017 Nov-2014 Jun-2018 12 Mustang Creek Estates Frisco, TX Mustang Creek Mgmt ALF/MC Development 80 units Dec-2012 Oct-2014 Dec-2015 14 The Oxford Grand Wichita, KS Oxford Senior Living ALF/MC Development 77 units Oct-2012 Oct-2013 Sep-2014 11 Oxford Villa Wichita, KS Oxford Senior Living ILF Development 108 units May-2015 Nov-2016 Nov-2018 24 Oxford Kansas City Kansas City, MO Oxford Senior Living ALF/MC Acquisition 73 units Oct-2017 Aug-2017 Jun-2019 22 REAL ESTATE ACTIVITIES – LEASE - UP HISTORY (1) Represents date of Certificate of Occupancy. 10 INVESTMENTS

SUPPLEMENTAL INFORMATION 3Q 2019 ($2) $18 $38 $58 $78 $98 2000 2003 2006 2009 2012 2015 YTD 2019 Sales Gain/(Loss) 11 Millions • Total Sales Price of $352.0 million • Total Gain of $143.7 million Since 2000: REAL ESTATE ACTIVITIES – CAPITAL RECYCLING On average, LTC has sold approximately $20 million (1) annually INVESTMENTS (1) Reflects total sales price

SUPPLEMENTAL INFORMATION 3Q 2019 (1) Includes “cash rent,” “straight - line rent” and “amortization of lease incentives” and excludes rental income from properties sold during the twelve months ended September 30 , 2019 . (2) Includes “interest income from mortgage loans” and excludes interest income from mortgage loans that paid off during the twelve months ended September 30 , 2019 . (3) Includes two development projects consisting of a 78 - unit ALF/MC community in Oregon and a 90 - bed SNF center in Missouri . (4) Includes three parcels of land held - for use and one behavioral health care hospital . PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) 12 30 Operators 28 States 200 Properties 2 Development projects 3 Land parcels PORTFOLIO Gross Real Property 85.2% $1.4B Loans Receivable 14.8% $0.3B # OF % OF % OF PROPERTY TYPE PROPERTIES INVESTMENT REVENUES Skilled Nursing 94 861,500$ 49.8% 67,741$ 29,598$ 58.4% Assisted Living 105 844,635 48.8% 68,274 — 41.0% Under Development (3) — 12,934 0.7% — — — Other (4) 1 11,360 0.7% 948 — 0.6% Total 200 1,730,429$ 100.0% 136,963$ 29,598$ 100.0% GROSS INCOME (1) RENTAL INVESTMENT TWELVE MONTHS ENDED SEPTEMBER 30, 2019 INCOME (2) INTEREST

SUPPLEMENTAL INFORMATION 3Q 2019 PORTFOLIO METRICS (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. SAME PROPERTY PORTFOLIO STATISTICS (1) STABILIZED PROPERTY PORTFOLIO (1) 13 ASSISTED LIVING TOTAL PORTFOLIO PAYOR SOURCE SNF PORTFOLIO PAYOR SOURCE SKILLED NURSING 55.9% 58.4% 13.1% 12.5% 31.0% 29.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 1Q19 2Q19 Private Pay Medicare Medicaid 32.0% 33.1% 20.9% 21.2% 47.1% 45.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 1Q19 2Q19 Private Pay Medicare Medicaid 1.40 1.38 1.86 1.83 78.6% 78.6% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2.00 1Q19 2Q19 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy (TRAILING TWELVE MONTHS THROUGH JUNE 30, 2019 AND MARCH 31, 2019) PORTFOLIO 1.21 1.22 1.43 1.44 86.1% 86.9% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 1Q19 2Q19 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy

SUPPLEMENTAL INFORMATION 3Q 2019 PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF SEPTEMBER 30, 2019) * Behavioral health care hospital Skilled Nursing (94) Assisted Living (105) Other * (1) Under Development (2) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 24 1 1 2 3 5 1 2 4 2 1 5 6 18 5 2 7 7 4 8 7 4 3 13 7 5 1 22 2 5 10 1 1 1 1 2 States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 14 1 1 1 PORTFOLIO 1 1

SUPPLEMENTAL INFORMATION 3Q 2019 49.8% 19.3% 20.5% 7.3% 3.1% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro- SA 23 years 12 years 0 10 20 30 40 Skilled Nursing Assisted Living Years GROSS PORTFOLIO BY MSA (1) PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF SEPTEMBER 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) (1) The MSA rank by population as of July 1, 2018, as estimated by the United States Census Bureau. Approximately 69% of our properties are in the top 100 MSAs. (1) Due to master leases with properties in multiple states, revenue by state is not available. (2) Includes one behavioral health care hospital and three parcels of land. 15 AVERAGE PORTFOLIO AGE (1) (1) As calculated from construction date or major renovation/expansion date . Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan . # OF STATE (1) PROPS % SNF % ALF % UDP % % Texas 42 292,238$ 16.9% 216,022$ 25.1% 76,216$ 9.0% —$ — —$ — Michigan 22 256,680 14.8% 255,737 29.7% — — — — 943 8.3% Wisconsin 11 149,184 8.6% 13,946 1.6% 135,238 16.0% — — — — Colorado 16 114,923 6.6% 8,044 0.9% 106,879 12.7% — — — — California 7 102,561 5.9% 22,262 2.6% 80,299 9.5% — — — — Illinois 5 87,604 5.1% — — 87,604 10.4% — — — — Ohio 9 86,452 5.0% 54,000 6.3% 32,452 3.8% — — — — Florida 11 72,169 4.2% 32,865 3.8% 39,304 4.7% — — — — Kansas 11 71,505 4.1% 14,111 1.6% 57,394 6.8% — — — — Kentucky 3 62,220 3.7% 48,042 5.6% 14,178 1.7% — — — — All Others 63 434,893 25.1% 196,471 22.8% 215,071 25.4% 12,934 100.0% 10,417 91.7% Total 200 1,730,429$ 100.0% 861,500$ 100.0% 844,635$ 100.0% 12,934$ 100.0% 11,360$ 100.0% OTH (2) INVESTMENT GROSS PORTFOLIO

andSUPPLEMENTAL INFORMATION 3Q 2019 PORTFOLIO DIVERSIFICATION ? OPERATORS (AS OF SEPTEMBER 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) 16 Privately Held SNF/ALF/ILF Transitional Care 12 Properties 2 States Privately Held SNF/MC Hospitals & Other Rehab 89 Properties 10 States Privately Held SNF/ALF/ILF 25 Properties 5 States NYSE: GEN SNF/ALF Senior Living More than 400 Properties 29 States (1) Represents annualized income for the month of September 2019 for leased properties, except for Senior Care, Anthem and Preferred Care as noted below, and annualized interest income from mortgage loans outstanding as of September 30 , 2019 . (2) In December 2018 , Senior Care Centers and numerous of its affiliates and subsidiaries (?Senior Care?) filed for Chapter 11 bankruptcy resulting from lease terminations from certain landlords and on - going operational challenges . During 4 Q 19 , the judge allowed Senior Care to assume LTC?s master lease and required Senior Care to pay LTC the December 2018 unpaid rent, late fees and legal fees totaling approximately $ 1 , 600 . The payment is due upon the earlier of the bankruptcy plan effective date or December 16 , 2019 . Due to the uncertainty regarding Senior Care?s emergence from bankruptcy, the amount reflects contractual annual cash rent . (3) Anthem is currently being accounted for on a cash basis . See page 9 for Anthem disclosure . (4) We have agreed to sell the properties currently operated by Preferred Care . During 4 Q 19 , we entered into multiple contracts to sell a portion of the properties and are negotiating contracts to sell the remainder of the properties . The contracts are subject to standard due diligence and other contingencies to close . As a result, the certainty of completing these potential sales is unknown .. If those transactions are completed successfully, some closings could occur in December 2019 and the remainder in 1 Q 20 . Preferred Care is currently paying monthly rent of $ 55 which we are accounting for on a cash basis . Privately Held SNF/ALF/ILF Other Rehab 80 Properties 6 States Privately Held ALF/ILF/MC/SNF Short Term Stays 172 Properties 27 States Privately Held SNF/ALF/ILF/MC Transitional Care & Rehab 100 Properties (3) 2 States (3) Privately Held Exclusively MC 12 Properties 4 States NYSE: BKD ILF/ALF/MC Continuing Care 794 Properties 45 States PORTFOLIO # OF GROSS OPERATORS PROPS GAAP (1) % CASH % INVESTMENT % Prestige Healthcare 24 31,342$ 19.6% 25,795$ 17.1% 268,869$ 15.5% Senior Lifestyle Corporation 23 19,784 12.3% 17,738 11.8% 191,283 11.1% Senior Care Centers 11 14,603 (2) 9.1% 14,603 9.7% 138,109 8.0% Anthem Memory Care 11 7,500 (3) 4.7% 7,500 5.0% 136,483 7.9% Brookdale Senior Living 35 13,648 8.5% 13,722 9.1% 98,921 5.7% Preferred Care 24 662 (4) 0.4% 662 0.4% 78,039 4.5% Carespring Health Care Management 4 11,194 7.0% 9,748 6.4% 102,042 5.9% Fundamental 7 8,409 5.2% 8,464 5.6% 75,795 4.4% Traditions Senior Management 7 8,276 5.2% 8,351 5.5% 71,741 4.1% Genesis Healthcare 6 8,154 5.1% 8,111 5.4% 50,004 2.9% All Others 48 36,637 22.9% 36,165 24.0% 519,143 30.0% 200 160,209$ 100.0% 150,859$ 100.0% 1,730,429$ 100.0% ANNUALIZED INCOME

SUPPLEMENTAL INFORMATION 3Q 2019 0.4% 9.1% 2.2% 0.5% 2.1% 3.0% 5.7% 58.2% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 18.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2019 2020 2020 2021 2022 2023 2024 Thereafter Leases Loans (As a % of Total Annual Income) (1) PORTFOLIO MATURITY (AS OF SEPTEMBER 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) 17 Near Term Lease Maturities: ? Two in 2019 with an annualized GAAP rent totaling $0.7 million (2) ? Five in 2020 with an annualized GAAP rent totaling $14.5 million (3) ? Three in 2021 with an annualized GAAP rent totaling $3.5 million As of September 30, 2019, approximately 94% of owned properties are covered under master leases and approximately 96% of rental revenues come from master leases or cross - default leases. (1) Includes annualized GAAP rent for leased properties, except for Anthem, Senior Care and Preferred Care, and annualized interest income from mortgage loans outstanding as of September 30 , 2019 . (2) We have agreed to sell the properties currently operated by Preferred Care . During 4 Q 19 , we entered into multiple contracts to sell a portion of the properties and are negotiating contracts to sell the remainder of the properties . The contracts are subject to standard due diligence and other contingencies to close . As a result, the certainty of completing these potential sales is unknown . If those transactions are completed successfully, some closings could occur in December 2019 and the remainder in 1 Q 20 . Preferred Care is currently paying monthly rent of $ 55 which we are accounting for on a cash basis . (3) $ 13 , 648 relates to Brookdale . PORTFOLIO % OF % OF % OF YEAR TOTAL TOTAL TOTAL 2019 662$ (2) 0.5% ?$ ? 662$ 0.4% 2020 14,537 (3) 11.2% ? ? 14,537 9.1% 2021 3,518 2.7% ? ? 3,518 2.2% 2022 771 0.6% ? ? 771 0.5% 2023 3,332 2.5% ? ? 3,332 2.1% 2024 4,813 3.7% ? ? 4,813 3.0% 2025 9,087 7.0% ? ? 9,087 5.7% Thereafter 93,382 71.8% 30,107 100.0% 123,489 77.0% Total 130,102$ 100.0% 30,107$ 100.0% 160,209$ 100.0% INCOME (1) INCOME (1) INCOME (1) RENTAL INTEREST ANNUAL

SUPPLEMENTAL INFORMATION 3Q 2019 Common Stock 74.9% Total Debt 25.1% ENTERPRISE VALUE (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SH ARES) CAPITALIZATION (1) Subsequent to September 30, 2019, we paid down $100,000 under our unsecured revolving line of credit using the proceeds from the sale of senior unsecured notes detailed below. Accordingly, we have $65,400 outstanding with $534,600 available for borrowing. (2) Represents outstanding balance of $519,300, net of debt issue costs of $831. Subsequent to September 30, 2019, we sold $100,0 00 aggregate principal amount of 3.85% senior unsecured notes to Prudential. Accordingly, we have $618,469 outstanding and $7,500 available under our seni or unsecured notes. (3) Closing price of our common stock as reported by the NYSE on September 30, 2019. (4) See page 22 for reconciliation of annualized adjusted EBITDA re . 18 FINANCIAL Bank borrowings - weighted average rate 3.4% (1) 165,400$ Senior unsecured notes, net of debt issue costs - weighted average rate 4.5% (2) 518,469 Total debt - weighted average rate 4.2% 683,869 25.1% No. of shares Common stock 39,751,704 51.22$ 2,036,082 74.9% 2,719,951$ 100.0% Add: Non-controlling interest 8,460 Less: Cash and cash equivalents (3,960) 2,724,451$ Debt to Enterprise Value 25.1% Debt to Annualized Adjusted EBITDAre (4) 4.4x CAPITALIZATION ENTERPRISE VALUE 09/30/19 DEBT EQUITY Closing Price TOTAL MARKET VALUE SEPTEMBER 30, 2019 (3)

SUPPLEMENTAL INFORMATION 3Q 2019 DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS) 19 LEVERAGE RATIOS COVERAGE RATIOS 4.4x 4.9x 4.3x 4.7x 4.4x 4.9x 4.2x 5.2x 0.0 2.0 4.0 6.0 8.0 Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges 3Q19 Annualized 2018 2017 2016 LINE OF CREDIT LIQUIDITY $65,400 $165,400 $112,000 $96,500 $107,100 $534,600 $434,600 $488,000 $503,500 $492,900 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 Proforma 3Q19 3Q19 2018 2017 2016 Balance Available 36.8% 25.1% 35.2% 28.0% 37.6% 28.0% 36.4% 24.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 3Q19 2018 2017 2016 FINANCIAL (1) Subsequent to September 30, 2019, we paid down $100,000 under our unsecured revolving line of credit using the proceeds from the sale of senior unsecured notes. (1)

SUPPLEMENTAL INFORMATION 3Q 2019 Senior Unsecured Notes 90.4% Unsecured Line of Credit 9.6% $0 $0 $0 $65,400 $0 $0 $0 $0 $19,000 $40,160 $47,160 $48,160 $49,160 $49,160 $49,500 $317,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2019 2020 2021 2022 2023 2024 2025 Thereafter Unsecured Line Senior Unsecured Notes PROFORMA DEBT MATURITY (AS OF SEPTEMBER 30, 2019, DOLLAR AMOUNTS IN THOUSANDS) DEBT STRUCTURE (1) Subsequent to September 30, 2019, we sold $100,000 aggregate principal amount of 3.85% senior unsecured notes to Prudential u sin g the proceeds to pay down our unsecured revolving line of credit. Accordingly, we have $534,600 available for borrowing under our line of credit and $7,500 available un der our senior unsecured notes. (2) Reflects scheduled principal payments. (3) Includes debt issue costs which are excluded in the senior unsecured notes balance on our Consolidated Balance Sheets shown o n p age 24. 20 FINANCIAL UNSECURED SENIOR LINE OF UNSECURED % OF YEAR CREDIT (1) NOTES (1)(2) TOTAL TOTAL 2019 —$ 19,000$ 19,000$ 2.7% 2020 — 40,160 40,160 5.9% 2021 — 47,160 47,160 6.9% 2022 65,400 48,160 113,560 16.6% 2023 — 49,160 49,160 7.2% 2024 — 49,160 49,160 7.2% 2025 — 49,500 49,500 7.2% Thereafter — 317,000 317,000 46.3% Total 65,400$ 619,300$ (3) 684,700$ (3) 100.0%

SUPPLEMENTAL INFORMATION 3Q 2019 9/30/19 12/31/18 12/31/17 12/31/16 Gross real estate assets $1,730,429 $1,666,842 $1,618,284 $1,533,679 Net real estate investments $1,385,457 $1,349,520 $1,309,996 $1,255,503 Gross asset value $1,857,380 $1,831,070 $1,774,024 $1,673,238 Total debt (1) $683,869 $645,029 $667,502 $609,391 Total liabilities (1) $718,337 $680,649 $706,922 $654,848 Total equity $793,894 $832,971 $758,648 $740,048 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) (1) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. 21 NON - CASH REVENUE COMPONENTS (1) For leases and loans in place at September 30 , 2019 , assuming no renewals, modifications or replacements, and no new investments are added to our portfolio . COMPONENTS OF RENTAL INCOME (1) Increased due to acquisitions, developments and capital improvement projects partially offset by decreased rent from properties sold in 2018 and 2019 lease transitions . (2) Per the provisions of the new GAAP lease standard, any lessor cost, paid by the lessor and reimbursed by the lessee, must be included as lease revenue . We have adopted the new lease standard using a modified retrospective approach as of January 1 , 2019 . Accordingly, we are not required to report this revenue stream for periods prior to January 1 , 2019 . (3) Decrease is due to the adoption of the new GAAP lease standard, under which we wrote off straight - line rent and lease incentives related to certain operators . (4) Represents the write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . FINANCIAL 2019 2018 2019 2018 Cash rent 33,831$ (1) 31,582$ 101,081$ (1) 95,668$ Revenue related to real estate taxes reimbursed by the operator (2) 3,849 — 12,094 — Straight-line rent 1,085 (3) 3,189 3,598 (3) 8,629 Straight-line rent write-off — — (1,926) (4) — Amortization of lease incentives (100) (3) (560) (281) (3) (1,651) Total rental income 38,665$ 34,211$ 114,566$ 102,646$ THREE MONTHS ENDED SEPTEMBER 30,  NINE MONTHS ENDED SEPTEMBER 30,  3Q19 4Q19 (1) 1Q20 (1) 2Q20 (1) 3Q20 (1) 1,085$ 873$ 781$ 697$ 612$ (100) (103) (99) (107) (107) 1,528 1,455 1,419 1,420 1,414 2,513$ 2,225$ 2,101$ 2,010$ 1,919$ Straight-line rent Amortization of lease incentives Effective interest Net

SUPPLEMENTAL INFORMATION 3Q 2019 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA re AND FIXED CHARGES (1) Represents net write - off of $ 1 , 880 of straight - line rent and other receivables related to two properties in Overland Park and Wichita, KS . (2) Impairment charge related to a property in Brownsville, TX sold in 2017 . (3) Represents net write - off of earn - out liabilities and the related lease incentives . (4) Given we do not have preferred stock, our fixed - charge coverage ratio and interest coverage ratio are the same . 22 FINANCIAL Net income 27,280$ 155,076$ 87,340$ 85,115$ Less: Gain on sale of real estate, net (6,236) (70,682) (3,814) (3,582) Add: Impairment charges — — 1,880 (1) 766 (2) Add: Interest expense 7,827 30,196 29,949 26,442 Add: Depreciation and amortization 9,932 37,555 37,610 35,932 EBITDAre 38,803 152,145 152,965 144,673 Less: Non-recurring one-time items — (3,074) (3) (842) (3) — Adjusted EBITDAre 38,803$ 149,071$ 152,123$ 144,673$ Interest expense 7,827$ 30,196$ 29,949$ 26,442$ Add: Capitalized interest 108 1,248 908 1,408 Fixed charges (4) 7,935$ 31,444$ 30,857$ 27,850$ Annualized Adjusted EBITDAre 155,212$ Annualized Fixed Charges 31,740$ Debt (net of debt issue costs) 683,869$ 645,029$ 667,502$ 609,391$ Debt to Adjusted EBITDAre 4.4x * 4.3x 4.4x 4.2x Adjusted EBITDAreto Fixed Charges 4.9x * 4.7x 4.9x 5.2x * Represents annualized 3Q19 results THREE MONTHS ENDED FOR THE YEAR ENDED 9/30/19 12/31/2017 12/31/2016 12/31/2018

SUPPLEMENTAL INFORMATION 3Q 2019 INCOME STATEMENT DATA (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 23 FINANCIAL 2019 2018 2019 2018 Revenues Rental income (see page 21) 38,665$ 34,211$ 114,566$ 102,646$ Interest income from mortgage loans 7,646 7,087 22,308 20,910 Interest and other income 808 478 1,967 1,502 Total revenues 47,119 41,776 138,841 125,058 Expenses Interest expense 7,827 7,497 23,004 22,981 Depreciation and amortization 9,932 9,447 29,399 28,159 (Recovery) provision for doubtful accounts (14) 106 153 76 Transaction costs 75 9 275 19 Property tax expense 4,270 — 12,566 — General and administrative expenses 4,745 4,879 13,912 14,392 Total expenses 26,835 21,938 79,309 65,627 Other Operating Income Gain on sale of real estate, net 6,236 14,353 6,736 62,698 Operating Income 26,520 34,191 66,268 122,129 Income from unconsolidated joint ventures 760 746 1,973 2,103 Net Income 27,280 34,937 68,241 124,232 Income allocated to non-controlling interests (88) (17) (257) (17) Net income attributable to LTC Properties, Inc. 27,192 34,920 67,984 124,215 Income allocated to participating securities (112) (138) (298) (504) Net income available to common stockholders 27,080$ 34,782$ 67,686$ 123,711$ Earnings per common share: Basic $0.68 $0.88 $1.71 $3.13 Diluted $0.68 $0.88 $1.69 $3.12 Weighted average shares used to calculate earnings per common share: Basic 39,586 39,487 39,565 39,470 Diluted 39,965 39,865 39,944 39,845 Dividends declared and paid per common share $0.57 $0.57 $1.71 $1.71 (unaudited) (unaudited) THREE MONTHS ENDED SEPTEMBER 30, SEPTEMBER 30, NINE MONTHS ENDED

SUPPLEMENTAL INFORMATION 3Q 2019 CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 24 FINANCIAL ASSETS Investments: Land $ 129,403 $ 125,358 Buildings and improvements   1,339,543   1,290,352 Accumulated depreciation and amortization   (340,505)   (312,959) Operating real estate property, net   1,128,441   1,102,751 Properties held-for-sale, net of accumulated depreciation: 2019—$1,916; 2018—$1,916   3,830   3,830 Real property investments, net   1,132,271   1,106,581 Mortgage loans receivable, net of loan loss reserve: 2019—$2,551; 2018—$2,447   253,186   242,939 Real estate investments, net   1,385,457   1,349,520 Notes receivable, net of loan loss reserve: 2019—$177; 2018—$128   17,552   12,715 Investments in unconsolidated joint ventures 24,426 30,615 Investments, net   1,427,435   1,392,850 Other assets: Cash and cash equivalents   3,960   2,656 Restricted cash 2,108 2,108 Debt issue costs related to bank borrowings   2,380   2,989 Interest receivable   25,099   20,732 Straight-line rent receivable, net of allowance for doubtful accounts: 2019—$0; 2018—$746   44,814   73,857 Lease incentives 2,590 14,443 Prepaid expenses and other assets   3,845   3,985 Total assets $ 1,512,231 $ 1,513,620 LIABILITIES Bank borrowings $ 165,400 $ 112,000 Senior unsecured notes, net of debt issue costs: 2019—$831; 2018—$938   518,469   533,029 Accrued interest   3,996   4,180 Accrued expenses and other liabilities   30,472   31,440 Total liabilities   718,337   680,649 EQUITY Stockholders’ equity: Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2019—39,752; 2018—39,657   398   397 Capital in excess of par value   865,721   862,712 Cumulative net income   1,280,940   1,255,764 Cumulative distributions   (1,361,625)   (1,293,383) Total LTC Properties, Inc. stockholders’ equity   785,434   825,490 Non-controlling interests   8,460   7,481 Total equity   793,894   832,971 Total liabilities and equity $ 1,512,231 $ 1,513,620 (unaudited) (audited) SEPTEMBER 30, 2019 DECEMBER 31, 2018

SUPPLEMENTAL INFORMATION 3Q 2019 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO AND FAD 25 (1) Represents $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (2) Represents $ 1 , 350 deferred rent repayment from an operator . FINANCIAL 2019 2018 2019 2018 GAAP net income available to common stockholders 27,080$ 34,782$ 67,686$ 123,711$ Add: Depreciation and amortization 9,932 9,447 29,399 28,159 Add: Impairment charges — — — — Less: Gain on sale of real estate, net (6,236) (14,353) (6,736) (62,698) NAREIT FFO attributable to common stockholders 30,776 29,876 90,349 89,172 Add: Non-recurring items (1)(2) — — 576 — 30,776$ 29,876$ 90,925$ 89,172$ NAREIT FFO attributable to common stockholders 30,776$ 29,876$ 90,349$ 89,172$ Non-cash income: Less: Straight-line rental income (1,085) (3,189) (3,598) (8,629) Add: Amortization of lease costs 100 560 281 1,651 Add: Other non-cash expense (1) — — 1,926 — Less: Effective interest income from mortgage loans (1,528) (1,441) (4,361) (4,265) Less: Deferred income from unconsolidated joint ventures (5) (31) (18) (93) Total Non-cash income (2,518) (4,101) (5,770) (11,336) Non-cash expense: Add: Non-cash compensation charges 1,626 1,487 4,938 4,384 Add: Non-cash interest related to earn-out liabilities — 126 — 377 Less: Capitalized interest (108) (298) (441) (850) Total Non-cash expense 1,518 1,315 4,497 3,911 Funds available for distribution (FAD) 29,776 27,090 89,076 81,747 Less: Non-recurring income (2) — — (1,350) — Funds available for distribution (FAD) excluding non-recurring income 29,776$ 27,090$ 87,726$ 81,747$ $0.77 $0.75 $2.26 $2.25NAREIT Diluted FFO attributable to common stockholders per share FFO attributable to common stockholders excluding non-recurring income THREE MONTHS ENDED NINE MONTHS ENDED SEPTEMBER 30, SEPTEMBER 30,

SUPPLEMENTAL INFORMATION 3Q 2019 FOR THE THREE MONTHS ENDED SEPTEMBER 30, FFO/FAD attributable to common stockholders 30,776$ 29,876$ 29,776$ 27,090$ Non-recurring one-time items — — — — FFO/FAD attributable to common stockholders excluding non-recurring income 30,776 29,876 29,776 27,090 Effect of dilutive securities: Participating securities 112 138 112 138 Diluted FFO/FAD assuming conversion 30,888$ 30,014$ 29,888$ 27,228$ 39,586 39,487 39,586 39,487 Effect of dilutive securities: Stock options 4 4 4 4 Performance based stock units (MSU) 375 217 375 217 Participating securities 164 157 164 157 Shares for diluted FFO/FAD per share 40,129 39,865 40,129 39,865 FOR THE NINE MONTHS ENDED SEPTEMBER 30, FFO/FAD attributable to common stockholders 90,349$ 89,172$ 89,076$ 81,747$ Non-recurring one-time items 576 (1) — (1,350) (2) — FFO/FAD attributable to common stockholders excluding non-recurring income 90,925 89,172 87,726 81,747 Effect of dilutive securities: Participating securities 298 504 298 504 Diluted FFO/FAD assuming conversion 91,223$ 89,676$ 88,024$ 82,251$ 39,565 39,470 39,565 39,470 Effect of dilutive securities: Stock options 4 3 4 3 Performance based stock units (MSU) 375 217 375 217 Participating securities 162 155 162 155 Shares for diluted FFO/FAD per share 40,106 39,845 40,106 39,845 FAD 2019 2018 2019 2018 Shares for basic FFO/FAD per share 2019 2018 2018 Shares for basic FFO/FAD per share FFO FAD 2019 FFO FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO PER SHARE 26 (1) Represents net of $ 1 , 350 deferred rent repayment from an operator and $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (2) Represents $ 1 , 350 deferred rent repayment from an operator . FINANCIAL

SUPPLEMENTAL INFORMATION 3Q 2019 Assisted Living Communities (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties . (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide . Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication . The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent : Rental revenue as defined by the lease agreement between us and the operator for the lease year . Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDA re”) : As defined by the National Association of Real Estate Investment Trusts (“ NAREIT”), EBITDA re is calculated as net income available to common stockholders (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write - downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures . Funds Available for Distribution (“FAD”) : FFO excluding the effects of straight - line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non - cash compensation charges, capitalized interest and non - cash interest charges . Funds From Operations (“FFO”) : A s defined by NAREIT, net income available to common stockholders (computed in accordance with U . S . GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . GAAP Lease Yield : GAAP rent divided by the sum of the purchase price and transaction costs . GAAP Rent : Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term . GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income . Gross Asset Value : The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements . Gross Investment : Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions . Gross Investment is commonly referred to as undepreciated book value . Independent Living Communities (“ILF”) : Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on - site security and emergency response programs . Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers . ILFs are also known as retirement communities or seniors apartments . Interest Income : Represents interest income from mortgage loans and other notes . Licensed Beds/Units : The number of beds and/or units that an operator is authorized to operate at seniors housing and long - term care properties . Licensed beds and/or units may differ from the number of beds and/or units in service at any given time . Memory Care Communities (“MC”) : Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia . These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities . These facilities have staff available 24 hours a day to respond to the unique needs of their residents . Metropolitan Statistical Areas (“MSA”) : Based on the U . S . Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A metro area contains a core urban area of 50 , 000 or more population . MSAs 1 to 31 have a population of 20 . 3 M – 2 . 1 M . MSAs 32 to 100 have a population of 2 . 1 M – 0 . 6 M . MSAs less than 100 have a population of 0 . 5 M – 55 K . Cities in a Micro - SA have a population of 216 K – 13 K . Cities not in a MSA has population of less than 100 K . Mezzanine : In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure . Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value - add opportunities on existing operational properties . We seek market - based, risk - adjusted rates of return typically between 12 - 18 % with the loan term typically between four to eight years . Security for mezzanine loans can include all or a portion of the following credit enhancements ; secured second mortgage, pledge of equity interests and personal/corporate guarantees . Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements . 27 GLOSSARY GLOSSARY

SUPPLEMENTAL INFORMATION 3Q 2019 Micropolitan Statistical Areas (“Micro - SA”) : Based on the U . S . Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A micro area contains an urban core of at least 10 , 000 population . Mortgage Loan : Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage . Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves . When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower . Net Real Estate Assets : Gross real estate investment less accumulated depreciation . Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income : Straight - line rental income and amortization of lease inducement . Non - cash Compensation Charges : Vesting expense relating to stock options and restricted stock . Normalized EBITDAR Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent . Management fees are imputed at 5 % of revenues . Normalized EBITDARM Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent . Occupancy : The weighted average percentage of all beds and/or units that are occupied at a given time . The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time . Operator Financial Statements : Property level operator financial statements which are unaudited and have not been independently verified by us . Payor Source : LTC revenue by operator underlying payor source for the period presented . LTC is not a Medicaid or a Medicare recipient . Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage . Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us . Private Pay : Private pay includes private insurance, HMO, VA, and other payors . Purchase Price : Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date . An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets ; it is not a forced transaction (for example, a forced liquidation or distress sale) . Rental Income : Represents GAAP rent net of amortized lease inducement cost . Same Property Portfolio (“SPP”) : Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio . Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter - over - quarter comparison periods presented (excluding assets sold and assets held - for - sale) . Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP . Skilled Nursing Properties (“SNF”) : Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals . Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs . Stabilized : Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e . g . 80 % for SNFs and 90 % for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease - up . Under Development Properties (“UDP”) : Development projects to construct seniors housing properties . 28 GLOSSARY GLOSSARY